UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2007

DATASCOPE CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-6516	13-2529596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Philips Parkway
Montvale, New Jersey	07645-9998
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (201) 391-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Datascope Corp. (the “Company”) hosted a conference call on November 6, 2007 at 5:30 p.m., Eastern time, to review the Company’s financial results for the first quarter of fiscal year 2008. Lawrence Saper, Chairman of the Board of Directors and Chief Executive Officer, Antonino Laudani, Chief Operating Officer, and Henry Scaramelli, Vice President, Finance and Chief Financial Officer, of the Company hosted the conference call. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
99.1	Transcript of Q1 2008 Datascope Corp. Earnings Conference Call on November 6, 2007 at 5:30 p.m., Eastern time.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATASCOPE CORP. Registrant
/s/ Lawrence Saper
Chairman of the Board of Directors and
Chief Executive Officer

          Dated: November 8, 2007

EXHIBIT INDEX

Exhibit No.

99.1	Transcript of Q1 2008 Datascope Corp. Earnings Conference Call on November 6, 2007 at 5:30 p.m., Eastern time.